Exhibit 10.44

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST Amendment to Credit Agreement (this “Amendment”) is entered into as of April 11, 2014, by and among HAMPSHIRE GROUP, LIMITED, a Delaware corporation (the “Lead Borrower”), the other Persons signatories hereto (collectively with the Lead Borrower, the “Borrowers”), SALUS CLO 2012-1, LTD. (“Salus CLO”) and SALUS CAPITAL PARTNERS, LLC (“SCP”, together with Salus CLO, each a “Lender” and collectively, the “Lenders”), and SALUS CAPITAL PARTNERS, LLC, as Administrative Agent and Collateral Agent for the Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrowers, Lenders and Agent are party to that certain Credit Agreement, dated as of September 26, 2013 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”; all capitalized terms used but not specifically defined herein shall have the respective meanings provided for such terms in the Credit Agreement); and

WHEREAS, Borrowers have requested that the Agent and Lenders amend certain provisions of the Credit Agreement, and the Agent and Lenders have agreed to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Amendments to the Credit Agreement. As of the date hereof, the Credit Agreement is amended as follows:

A.	Section 6.01(a) of the Credit Agreement is hereby amended by adding the following proviso after the semi-colon in the last sentence:

“provided, however, such audited consolidated financial statements, independent auditors’ report and unqualified opinion for the fiscal year ended December 31, 2013 shall be delivered no later than April 15, 2014;”

B.	Section 7.15 of the Credit Agreement is hereby amended by deleting subsection Section 7.15(a) in its entirety and substituting therefor, the following:

“(a)     Minimum Consolidated EBITDA. During the continuance of a Covenant Compliance Event, permit Consolidated EBITDA, calculated as of the last day of each month indicated below for the twelve-month period then ending, to be less than the corresponding amount set forth below:

Twelve-Month Period Ending	Minimum Consolidated EBITDA
February 28, 2014	$(4,275,000)
March 31, 2014	$(4,904,000)
April 30, 2014	$(6,309,000)
May 31, 2014	$(6,417,000)
June 30, 2014	$(5,865,000)
July 31, 2014	$(3,541,000)
August 31, 2014	$(2,102,000)
September 30, 2014	$(652,000)
October 31, 2014	$790,000
November 30, 2014	$389,000
December 31, 2014	$593,000

For each fiscal month ending after December 31, 2014, Minimum Consolidated EBITDA will be determined in accordance with the revised Business Plan provided by Borrowers pursuant to Section 6.1(c) hereof and based upon the same methodology used to establish the Minimum Consolidated EBITDA above.”

C.	Section 7.15 of the Credit Agreement is hereby amended by adding the following new subsection Section 7.15(b) as follows:

“(b)     Minimum Availability. Commencing on May 31, 2014, permit average Availability at any time to be less than $2,000,000, as calculated on a three (3) month rolling basis as measured on the last day of each month.”

2.     Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent (all documents to be in form and substance satisfactory to the Agent):

(a)     Agent shall have received this Amendment properly executed by the Borrowers;

(b)     After giving effect to this Amendment (i) all representations and warranties of the Borrowers set forth herein and in the Loan Documents shall be true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date, (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, shall have occurred and be continuing, and (iii) Borrowers shall be in material compliance with the Credit Agreement and the other Loan Documents; and Borrowers shall have certified the foregoing matters to Agent; and

(c)     The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee of $25,000.00, which fee shall be fully earned on the date hereof.

3.     Representations, Warranties. Borrowers represent that, after giving effect to this Amendment:

(a)     No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect; and

(b)     As of the date hereof, all of the representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and no Default or Event of Default exists under the Credit Agreement.

4.     Confirmation of Security Interests. Borrowers hereby confirm the security interests and liens granted by Borrowers to Agent, in and to the Collateral in accordance with the Loan Documents as security for the Obligations.

5.     Payment of Agent’s Fees and Expenses. Borrowers agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by Agent in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

6.     No Other Modifications, Conflicts with Loan Documents, etc. This Amendment is intended to supplement and modify the Credit Agreement and the rights and obligations of the parties under the Credit Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to the Agent and Lenders are incorporated herein by reference. If there is a conflict between any of the provisions of the Credit Agreement and the provisions of this Amendment, then the provisions of this Amendment shall govern.

7.     Governing Law. This Amendment shall be construed in accordance with the substantive laws (other than conflict laws) of the State of New York.

8.     Full Force and Effect. Except as expressly amended hereby, all terms and conditions of the Credit Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Agent and Lenders pursuant thereto, shall remain unchanged and in full force and effect.

9.     Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile or by electronic mail or e-mail file attachment shall be effective as delivery of a manually executed counterpart of this document.

10.     RELEASE. EACH BORROWER, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, EACH LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST AGENT OR ANY LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN OR ADVANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Credit Agreement to be executed and delivered as of the day and year first above written.

HAMPSHIRE GROUP, LIMITED as Lead Borrower By: /s/ Trey Darwin Name: Trey Darwin Title: CFO

HAMPSHIRE BRANDS, INC. as a Borrower By: /s/ Trey Darwin Name: Trey Darwin Title: CFO

HAMPSHIRE INTERNATIONAL, LLC as a Borrower By: /s/ Trey Darwin Name: Trey Darwin Title: CFO

SCOTT JAMES, LLC as a Borrower By: /s/ Trey Darwin Name: Trey Darwin Title: CFO

RIO GARMENT S.A. as a Borrower By: /s/ Trey Darwin Name: Trey Darwin Title: CFO

[First Amendment to Credit Agreement]

SALUS CLO 2012-1, LTD.

as a Lender

By: Salus Capital Partners II, LLC,

Its: Collateral Manager

By: /s/ Kyle C. Shonak________________

Name: Kyle C. Shonak

Its Authorized Signatory

By: /s/ Daniel F. O’Rourke_____________

Name: Daniel F. O’Rourke

Its Authorized Signatory

SALUS CAPITAL PARTNERS, LLC as a Lender By: /s/ Kyle C. Shonak Name: Kyle C. Shonak Its Authorized Signatory By: /s/ Jonas D.L. McCray Name: Jonas D.L. McCray Its Authorized Signatory

SALUS CAPITAL PARTNERS, LLC

as Administrative Agent and as Collateral Agent

By: /s/ Kyle C. Shonak

Name: Kyle C. Shonak

Its Authorized Signatory

By: /s/ Jonas D.L. McCray

Name: Jonas D.L. McCray

Its Authorized Signatory

[First Amendment to Credit Agreement]